Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                           COUNTRY Mutual Funds Trust

                (Name of Registrant as Specified In Its Charter)

                  --------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
          ______________________
     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          ______________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (Set forth the amount on which the filing fee is calculated and state how it was determined):
                   ------------------------------------------------------------
     (4)  Proposed maximum aggregate of transaction: ______________________
     (5)  Total fee paid: ______________________

     [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________
     (2)  Form, Schedule or Registration Statement No.: ______________________
     (3)  Filing Party: ______________________
     (4)  Date Filed: ______________________




                           COUNTRY Mutual Funds Trust
                                  Consisting of
                               COUNTRY Growth Fund
                              COUNTRY Balanced Fund
                          COUNTRY Tax Exempt Bond Fund
                          COUNTRY Short-Term Bond Fund
                                COUNTRY Bond Fund


                             1705 N. Towanda Avenue
                           Bloomington, Illinois 61702



                            PROXY STATEMENT MATERIALS


                       IMPORTANT VOTING INFORMATION INSIDE




Table of Contents

Letter from the President
Notice of Annual Meeting of the Shareholders
Proxy Statement
Proxy Card



                           COUNTRY Mutual Funds Trust
                                  Consisting of
                               COUNTRY Growth Fund
                              COUNTRY Balanced Fund
                          COUNTRY Tax Exempt Bond Fund
                          COUNTRY Short-Term Bond Fund

                                COUNTRY Bond Fund

                             1705 N. Towanda Avenue
                           Bloomington, Illinois 61702


August 31, 2003

Dear Shareholder:


We are pleased to invite you to an Annual Meeting of Shareholders of COUNTRY Mutual Funds Trust consisting of COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund and COUNTRY Bond Fund to be held in Earl Smith Hall of the Illinois Agricultural Association building, 1701 N. Towanda Avenue, Bloomington, Illinois on Monday, October 27, 2003 at 10:30 a.m. central time. At the meeting you will be asked to vote on the election of trustees as nominated by the Board of Trustees of the Funds.


I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please do not delay. When shareholders fail to return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

The Board of Trustees unanimously recommend that you vote `FOR' the persons nominated for Trustee.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Detailed information about the proposal and the reason for it are contained in the proxy statement. Please take the time to review the material, cast your vote on the enclosed proxy card and return the Proxy Card in the enclosed postage-paid envelope.

We thank you for your time in considering these important proposals and for your continuing investment in and support of COUNTRY Mutual Funds.

Sincerely,

/s/ Ronald R. Warfield

Ronald R. Warfield
President & Trustee



                           COUNTRY Mutual Funds Trust
                                  Consisting of
                               COUNTRY Growth Fund
                              COUNTRY Balanced Fund
                          COUNTRY Tax Exempt Bond Fund
                          COUNTRY Short-Term Bond Fund

                                COUNTRY Bond Fund

                             1705 N. Towanda Avenue
                           Bloomington, Illinois 61702

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held Monday, October 27, 2003

           THIS IS THE FORMAL AGENDA FOR THE FUNDS' ANNUAL MEETING. IT
              TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME
              AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND
                                   IN PERSON.

TO OUR SHAREHOLDERS:


An Annual Meeting of Shareholders of COUNTRY Mutual Funds Trust, comprised of COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, and COUNTRY Bond Fund (collectively, the "Funds") will be held in Earl Smith Hall of the Illinois Agricultural Association(R) building, 1701 N. Towanda Avenue, Bloomington, Illinois on Monday October 27, at 10:30 a.m. central time, to vote on the following:

1. A proposal to elect the nominees named in the attached proxy statement to serve on the Funds' Board of Trustees. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.


2. Any other business that may properly come before the meeting or any adjournment.

Shareholders of record at the close of business on August 31, 2003 are entitled to receive notice of and to vote at the Annual Meeting or any postponements or adjournments.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

________________________________________________________________________________

As a shareholder of the Fund(s), you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt return of the proxy card will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Sending in your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
________________________________________________________________________________


                                    By Order of the Board of Trustees,

                                    /S/ Paul M. Harmon

                                    Paul M. Harmon
                                    Secretary


Bloomington, Illinois
August 31, 2003




                  PROXY STATEMENT OF COUNTRY MUTUAL FUNDS TRUST
                                  CONSISTING OF
                               COUNTRY GROWTH FUND
                              COUNTRY BALANCED FUND
                          COUNTRY TAX EXEMPT BOND FUND
                          COUNTRY SHORT-TERM BOND FUND
                                COUNTRY BOND FUND

This Proxy Statement contains the information you should know before voting on the matter summarized below regarding the series of COUNTRY Mutual Funds Trust known as COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, and COUNTRY Bond Fund (the Trust1 and its series are collectively referred to herein as the "Funds" and individually as the "Fund").

The Funds will furnish without charge a copy of their Annual Report and most recent Semi-Annual Report to any shareholder who asks for them. Shareholders who want to obtain a copy of the Funds' reports should write to: COUNTRY Mutual Funds, P.O. Box 701, Milwaukee, WI 53201-0701 or should call (800) 245-2100.

                                  INTRODUCTION

This proxy statement is being used by the Board of Trustees to solicit proxies to be voted at an Annual Meeting of Shareholders of the Funds. This meeting will be held in Earl Smith Hall of the Illinois Agricultural Association Building, 1701 N. Towanda Avenue, Bloomington, Illinois 61702, at 10:30 a.m. central time, on Monday October 27, 2003 to consider and act upon the following:

1. A proposal to elect the nominees named herein to serve on the Fund's Board of Trustees. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

2. Any other business that may properly come before the meeting or any adjournment.

This issue affects shareholders of all Funds. This proxy statement and the proxy
card   are   being   mailed   to   the   Fund's   shareholders   on   or   about
September 10, 2003.


1 The Board of Trustees has authorized the creation of four (4) new mutual funds: COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, and COUNTRY VP Bond Fund. Because these Funds are not yet funded and have no shareholders (as of August 31, 2003), these Funds are excluded from this Proxy Statement and the Shareholder Meeting Notice.



WHO IS ELIGIBLE TO VOTE?


Shareholders of record on August 31, 2003 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote for each dollar invested and each fractional share is entitled to a proportionate fractional vote per dollar value invested. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the election of nominees for Trustees. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.


                                   PROPOSAL 1
                          ELECTION OF BOARD OF TRUSTEES


Shareholders will be asked to elect each of the eight nominees described below as Trustees of the Funds. Trustees elected at the meeting will serve as Trustees until the next meeting of shareholders called for this purpose or until their successors are elected and qualified. Of those eight individuals, Messrs. Downs, Grace, Phelps, Warfield and Weldon and Ms. Cole, Erickson, and Miller currently serve on the Boards of the Funds. Unless you direct otherwise, the persons named on the accompanying proxy card intend to vote at the meeting for the election of each nominee.


The following table sets forth each nominee's position(s) with the fund, age, address, principal occupation or employment during the past five years and Trusteeships. All current Trustees and nominated Trustees will oversee all portfolios within COUNTRY Mutual Funds Trust.


-------------------------------------------------------------------------------------------------------------
                             Interested Trustees (1)
-------------------------------------------------------------------------------------------------------------
NAME, AGE, POSITION(S)       FIRST BECAME     PRINCIPAL OCCUPATION OR EMPLOYMENT AND OTHER DIRECTORSHIPS OR
WITH THE FUND, ADDRESS (2)   TRUSTEE          TRUSTEESHIPS
---------------------------- ---------------- ---------------------------------------------------------------
Ronald R. Warfield, 60       1994             Director and President:  Illinois Agricultural Association
Trustee & President                           and Affiliated Companies, 1993 to date(3); Director and
                                              President: COUNTRY Trust Bank(4), 1993 to date;
                                              Director: American Farm Bureau Federation and certain of its
                                              Affiliated Companies, 1996 to date.  Farmer.
---------------------------- ---------------- ---------------------------------------------------------------
Robert L. Phelps, 51         2000             Director:  Illinois Agricultural Association and Affiliated
Trustee                                       Companies, 1992 to date; Director:  COUNTRY Trust Bank, 1996 to date. Farmer.
---------------------------- ---------------- ---------------------------------------------------------------
David A. Downs, 54           2002             Director:  Illinois Agricultural Association and Affiliated
Trustee                                       Companies, 1996 to date; Director:  COUNTRY Trust Bank, 1998 to date. Farmer.
---------------------------- ---------------- ---------------------------------------------------------------

                      Non-Interested (Independent) Trustees
-------------------------------------------------------------------------------------------------------------
NAME, AGE, POSITION(S)       FIRST BECAME     PRINCIPAL OCCUPATION OR EMPLOYMENT AND OTHER DIRECTORSHIPS OR
WITH THE FUND, ADDRESS (2)   TRUSTEE          TRUSTEESHIPS
---------------------------- ---------------- ---------------------------------------------------------------
Nancy J. Erickson, 46        1995             President of McHatton Farm Management, Inc., 1981 to date.
Trustee                                       Farmer.
---------------------------- ---------------- ---------------------------------------------------------------
Ailene Miller, 77            1991             McLean County (Illinois) Board Member, 1986 to 1996; Member
Trustee                                       of IAA Foundation Trustee Emeritus, 1988 to date.
---------------------------- ---------------- ---------------------------------------------------------------
Charlot R. Cole, 62          1996             Property Developer, 1979 to date; Member Macoupin-Greene
Trustee                                       County Cooperation Extension Council (formerly Macoupin
                                              County Cooperative Extension Council), 1992 to date and
                                              President, 1995 to date; Secretary/Treasurer, Cole Farms,
                                              Inc., 1993 to date.  Farmer.
---------------------------- ---------------- ---------------------------------------------------------------
Roger D. Grace, 56           2001             Director, Illini FS, Inc., 1990 to date; Secretary, Illini
Trustee                                       FS, Inc., 1997 to date.  Farmer.
---------------------------- ---------------- ---------------------------------------------------------------
Robert Weldon, 69            2003             Board Member:  Town of Normal Police Pension Board, 2001 to
Trustee                                       date; Vice President-Finance & Treasurer:  Illinois
                                              Agricultural Association and Affiliated Companies, 1974 to
                                              1998 (3); Treasurer:  IAA Trust Company (Now COUNTRY Trust
                                              Bank), 1974 to 1998.  Retired.
---------------------------- ---------------- ---------------------------------------------------------------


     (1)  Each of the  interested  Trustees/nominees  either  serves  or  served within the past two(2) years as a Director of the Illinois Agricultural Association (IAA), Illinois Agricultural Holding Company
          (IAHC), COUNTRY Life Insurance Company (CLIC), COUNTRY Mutual Insurance Company (CMIC) and COUNTRY Trust Bank (CTB). IAA owns 98.3% of the outstanding voting securities of IAHC. IAHC owns 99.9% of the outstanding voting securities of CLIC. CLIC owns 100% of the outstanding voting securities of CTB.

     (2) The mailing address for all the Funds' Officers and Trustees is in care of the COUNTRY Mutual Funds, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.

     (3) Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company, and IAA Foundation.


As of June 30, 2003, the Officers, Trustees, and nominees as a group, owned less than one percent (1%) of the outstanding shares of each of the Funds.
Information about beneficial ownership of shares is based on information provided to the Funds by the Officers, Trustees, and nominees.

During the fiscal year ended June 30, 2003, the Board of Trustees held four meetings. All of the nominees then serving as Trustees attended at least 75% of the meetings of the Board or applicable committee, if any, held during the fiscal year.

All of the nominees, except for Robert Weldon and David A. Downs, were most recently elected as Trustees of the Fund at the Annual Meeting of Shareholders held on October 29, 2001 to serve until the next meeting of stockholders or until their successors are elected and qualified. All nominees have consented to serve as Trustees and the Board of Trustees has no reason to believe that any of the persons named will become unavailable for election. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Boards of Trustees may recommend, unless a decision is made to reduce the number of Trustees serving on the Board of Trustees.


Equity Securities Beneficially Owned by Trustees & Nominees

-------------------------------------------------------------------------------------------------------------
                               Interested Trustees
-------------------------------------------------------------------------------------------------------------
Name of Trustee or Nominee            Dollar Range of Equity Securities   Aggregate Dollar Range of Equity
                                      In The Funds                        Securities In All Funds Overseen
                                                                          Or To Be Overseen By Director Or
                                                                          Nominee In Family Of Investment
                                                                          Companies
------------------------------------- ----------------------------------- -----------------------------------
Ronald R. Warfield                    Growth:  $10,001-$50,000
                                      Balanced:  $10,001-$50,000
                                      Tax Exempt:  None                             Over $100,000
                                      Short-Term:  $1-$10,000
                                      Bond:  $10,001-$50,000
------------------------------------- ----------------------------------- -----------------------------------
Robert L. Phelps                      Growth:  $10,001-$50,000
                                      Balanced:  $10,001-$50,000
                                      Tax Exempt:  None                            $10,001-$50,000
                                      Short-Term:  None
                                      Bond:  None
------------------------------------- ----------------------------------- -----------------------------------
David A. Downs                        Growth:  $10,001-$50,000
                                      Balanced:  None
                                      Tax Exempt:  None                            $10,001-$50,000
                                      Short-Term:  $1-$10,000
                                      Bond:  $1-$10,000
------------------------------------- ----------------------------------- -----------------------------------
                      Non-Interested (Independent) Trustees
-------------------------------------------------------------------------------------------------------------
Name of Trustee or Nominee            Dollar Range of Equity Securities   Aggregate Dollar Range of Equity
                                      In The Funds                        Securities In All Funds Overseen
                                                                          Or To Be Overseen By Director Or
                                                                          Nominee In Family Of Investment
                                                                          Companies
------------------------------------- ----------------------------------- -----------------------------------
Charlot R. Cole                       Growth:  $10,001-$50,000
                                      Balanced:  $10,001-$50,000
                                      Tax Exempt:  $1-$10,000             $10,001-$50,000
                                      Short-Term:  $1-$10,000
                                      Bond:  $1-$10,000
------------------------------------- ----------------------------------- -----------------------------------
Nancy J. Erickson                     Growth: None
                                      Balanced:  None
                                      Tax Exempt: None None
                                      Short-Term:  None
                                      Bond:  None
------------------------------------- ----------------------------------- -----------------------------------
Ailene Miller                         Growth:  None
                                      Balanced:  None
                                      Tax Exempt:  None                   $50,001-$100,000
                                      Short-Term:  None
                                      Bond:  $50,001-$100,000
------------------------------------- ----------------------------------- -----------------------------------
Roger D. Grace                        Growth:  $1-$10,000
                                      Balanced:  $1-$10,000
                                      Tax Exempt:  None                   $1-$10,000
                                      Short-Term:  None
                                      Bond:  None
------------------------------------- ----------------------------------- -----------------------------------
Robert Weldon                         Growth:  $10,001-$50,000
                                      Balanced:  None
                                      Tax Exempt:  None                   $10,001-$50,000
                                      Short-Term:  None
                                      Bond:  None
------------------------------------- ----------------------------------- -----------------------------------

No Trustees or Nominees hold any interest in the Funds' Advisor, Principal Underwriter or any person directly or indirectly controlling, controlled by or under common control with the Funds' Adviser or Principal Underwriter.

                               EXECUTIVE OFFICERS

Following is a list of the Funds' Executive Officers who are neither Trustees nor Trustee nominees. Each Executive Officer was elected by the Trustees is expected to serve until a successor is chosen and qualified, or until resignation or removal by the Board. The business address of the Officers of the Funds is 1705 N. Towanda Avenue, Bloomington, Illinois 61702.


----------------------------------------- --------------------- ---------------------------------------------
Name of Officer, Age & Position With      Service Since         Principal Occupation(s) for Last Five Years
Funds
----------------------------------------- --------------------- ---------------------------------------------
John Blackburn, 55                        2001                  Chief Executive Officer:  COUNTRY Insurance
Vice President                                                  & Financial Services(1), 2001 to date;
                                                                Senior Vice President Marketing:  COUNTRY
                                                                Insurance & Financial Services, 1996 to
                                                                2001.
----------------------------------------- --------------------- ---------------------------------------------
Robert W. Rush, Jr., 58                   1999                  Executive Vice President & Trust Officer:
Vice President                                                  COUNTRY Trust Bank, 1999 to date; Chairman,
                                                                President & CEO: Bank One Illinois, 1972
                                                                to 1999 (including predecessor positions
                                                                and companies).
----------------------------------------- --------------------- ---------------------------------------------
Bruce D. Finks, 50                        1996                  Vice President - Investments:  COUNTRY
Vice President                                                  Trust Bank, 1995 to date.
----------------------------------------- --------------------- ---------------------------------------------

Robert J. McDade, 34                      2003                  Vice President - Trust Services:  COUNTRY
Vice President, Compliance Officer,                             Trust Bank, 4/28/03 to date.  Assistant
Anti-Money Laundering Compliance Officer                        General Counsel: Illinois Agricultural
                                                                Association, Office of the General Counsel,
                                                                1995-2003 (Attorney: 1995-1998; General
                                                                Attorney: 1998-2002).

----------------------------------------- --------------------- ---------------------------------------------
Phillip T. Nelson, 46                     2000                  Director & Vice President:  Illinois
Vice President                                                  Agricultural Association and Affiliated
                                                                Companies, 1999 to date; Vice President:
                                                                COUNTRY Trust Bank, 1999 to date; President
                                                                - LaSalle County Farm Bureau, 1993 to
                                                                1999.  Farmer.
----------------------------------------- --------------------- ---------------------------------------------
Paul M. Harmon, 61                        1995 (Secretary)      General Counsel:  Illinois Agricultural
General Counsel & Secretary               1996 (General         Association and Affiliated Companies, 1996
                                          Counsel)              to date; Secretary: Illinois
                                                                Agricultural Association and Affiliated
                                                                Companies, 1998 to date; General
                                                                Counsel & Secretary, COUNTRY Trust
                                                                Bank, 1996 to date.
----------------------------------------- --------------------- ---------------------------------------------
William J. Hanfland, 62                   2003                  Vice President-Finance & Treasurer:
Treasurer                                                       Illinois Agricultural Association and
                                                                Affiliated Companies, June, 2003 to
                                                                date(3); Treasurer:  Illinois Agricultural
                                                                Holding Co. and Illinois Agricultural
                                                                Service Company, June, 2003 to date;
                                                                Assistant Treasurer:  Illinois Agricultural
                                                                Association and Affiliated Companies, 1981
                                                                to 2003(3).
----------------------------------------- --------------------- ---------------------------------------------
Richard F. Day, 63                        1992                  Controller, COUNTRY Trust Bank, 1974 to
Controller                                                      date.
----------------------------------------- --------------------- ---------------------------------------------
Mike McVoy, 46                            2002                  Anti-Money Laundering Compliance Officer:
Anti-Money Laundering Compliance Officer                        COUNTRY Mutual Funds Trust, 10/28/02 to
                                                                date; Legal Counsel, Compliance Officer:
                                                                U.S. Bancorp Fund Services, LLC, Milwaukee,
                                                                WI, 1986 to date.
----------------------------------------- --------------------- ---------------------------------------------

(1) COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Medical Plans, Inc., COUNTRY Capital Management Company, COUNTRY Trust Bank, CC Services, Inc., and other Affiliated or Allied Companies.

RENUMERATION OF TRUSTEES AND OFFICERS

Trustees of the Funds are entitled to $350.00 for each day or portion thereof spent in a meeting or meetings of the Board of Trustees or any of its committees, or while engaged in special work authorized by the President or by the Boards of Trustees. Trustees and Officers receive no other compensation from the Fund for their services. During the fiscal year ended June 30, 2003, the aggregate amount of fees and expenses paid by the Funds to Trustees and Officers was $5,250.00.

The following table provides information about the compensation paid by the funds to the nominees for their services as Fund Trustees during the most recent fiscal year. The Funds paid no pension or retirement benefits to the Trustees. The Funds pay no salary or other compensation to its Officers.

------------------------------------- ----------------------------------- -----------------------------------
NAME OF PERSON, POSITION              AGGREGATE COMPENSATION FROM EACH    TOTAL COMPENSATION FROM EACH FUND
                                      FUND FOR FISCAL YEAR ENDED JUNE     FOR FISCAL YEAR ENDED JUNE 30,
                                      30, 2003                            2003
------------------------------------- ----------------------------------- -----------------------------------
Charlot R. Cole, Trustee              Growth:  $800.00                    $1,400.00
                                      Balanced:  $150.00
                                      Tax Exempt:  $150.00
                                      Short-Term:  $150.00
                                      Bond:  $150.00
------------------------------------- ----------------------------------- -----------------------------------
Nancy J. Erickson, Trustee            Growth:  $600.00                    $1,050.00
                                      Balanced:  $112.50
                                      Tax Exempt:  $112.50
                                      Short-Term:  $112.50
                                      Bond:  $112.50
------------------------------------- ----------------------------------- -----------------------------------
Ailene Miller, Trustee                Growth:  $800.00                    $1,400.00
                                      Balanced:  $150.00
                                      Tax Exempt:  $150.00
                                      Short-Term:  $150.00
                                      Bond:  $150.00
------------------------------------- ----------------------------------- -----------------------------------
Ronald R. Warfield, Trustee           Growth:  $0.00                      $0.00
                                      Balanced:  $0.00
                                      Tax Exempt:  $0.00
                                      Short-Term:  $0.00
                                      Bond:  $0.00
------------------------------------- ----------------------------------- -----------------------------------
Robert L. Phelps, Trustee             Growth: $0.00                       $0.00
                                      Balanced:  $0.00
                                      Tax Exempt:  $0.00
                                      Short-Term:  $0.00
                                      Bond:  $0.00

------------------------------------- ----------------------------------- -----------------------------------

David A. Downs, Trustee               Growth:  $0.00                      $0.00
                                      Balanced:  $0.00
                                      Tax Exempt:  $0.00
                                      Short-Term:  $0.00
                                      Bond:  $0.00

------------------------------------- ----------------------------------- -----------------------------------
Roger D. Grace, Trustee               Growth:  $800.00                    $1,400.00
                                      Balanced:  $150.00
                                      Tax Exempt:  $150.00
                                      Short-Term:  $150.00
                                      Bond:  $150.00
------------------------------------- ----------------------------------- -----------------------------------
Robert Weldon, Trustee                Growth:  $0.00                      $0.00
                                      Balanced:  $0.00
                                      Tax Exempt:  $0.00
                                      Short-Term:  $0.00
                                      Bond:  $0.00
------------------------------------- ----------------------------------- -----------------------------------


                              BOARD RECOMMENDATION

          THE FUNDS' TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR
              ELECTION OF EACH NOMINEE TO SERVE AS A TRUSTEE OF THE
                FUNDS UNTIL THE ELECTION OR APPOINTMENT OF THEIR
                                  SUCCESSOR(S).

REQUIRED VOTE

A plurality of the shares (as measured by dollar value) of COUNTRY Mutual Funds Trust present in person or by proxy at the Meeting and entitled to vote is required to elect the Nominees.


                                  OTHER MATTERS

INFORMATION CONCERNING THE ORGANIZATION OF THE FUNDS

The Fund is an open-end management investment company organized as a Delaware statutory business trust on August 13, 2001.

INFORMATION CONCERNING THE FUNDS' ADVISER


COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702 serves as investment adviser to the Funds, pursuant to an Advisory Agreement dated October 31, 2001. The Adviser is organized as a federal thrift. The Adviser exercises fiduciary powers as permitted by its charter with the Office of Thrift Supervision. For the fiscal year ended June 30, 2003, approximately 20.8% of the Adviser's income was received from trust service fees. The Adviser is supervised by the Office of Thrift Supervision.


INFORMATION CONCERNING THE FUNDS' DISTRIBUTOR AND ADMINISTRATOR


Quasar Distributors, LLC (the "Distributor") is the distributor of the Funds pursuant to a Distribution Agreement with the Funds dated October 31, 2001. The Distributor is a Wisconsin limited liability company formed on January 21, 2000, and is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc. The Distributor, located at 615 E. Michigan Street, Milwaukee, WI 53202 is a wholly-owned subsidiary of U.S. Bancorp Fund Services, LLC (the administrator, transfer agent, and accounting/pricing agent for the Fund). U.S. Bancorp Fund Services, LLC is located at the same address as the Distributor. At the present time, the Distributor serves as distributor for 82 other nonaffiliated Fund groups.


INFORMATION CONCERNING THE FUNDS' INDEPENDENT ACCOUNTANTS
Audit services performed by Price Waterhouse Cooper during the fiscal year ending June 30, 2002 included examination of financial statements of the Fund, and preparation of tax returns. Audit services performed by Ernst & Young during the most recent fiscal year ending June 30, 2003 included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns.

During the fiscal years ended June 30, 2003 and June 30, 2002 the Funds paid the following fees to Ernst & Young:

----------------- -------------- ------------ ------------------ ---------------
    Fiscal Year     Audit Fees       Tax Fees Audit Related Fees Non-Audit Fees
----------------- -------------- ------------ ------------------ ---------------
       2003       $  17,000.00   $   2,500.00     $  0.00            $  0.00
----------------- -------------- ------------ ------------------ ---------------
       2002       $  69,500.00   $  10,500.00     $  0.00            $  0.00
----------------- -------------- ------------ ------------------ ---------------
 Aggregate Amount
                  $  86,000.00   $  13,000.00     $  0.00            $  0.00
----------------- -------------- ------------ ------------------ ---------------

The Board of Trustees has recommended and approved the use of Ernst & Young as independent public accounts for the fiscal year ending June 30, 2004. A representative of Ernst & Young is not expected to be present at the Shareholder's meeting nor are such representatives expected to be available to respond to questions. However, Ernst & Young will have an opportunity to address the shareholders if it desires to do so.

Effective  February  5, 2001,  new  Securities  and  Exchange  Commission  rules generally require the disclosure in a Fund's proxy statement of whether the Fund's Audit Committee considered whether the provision of non-audit services to the fund and of professional services to the Fund's adviser and to entities controlling, controlled by, and under common control with, the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants.

Pursuant to Securities and Exchange Commission rules, the Fund's Audit Committee has implemented audit committee procedures which set forth policies and procedures for pre-approval of audit services as prescribed by current law. The Audit Committee Charter provides that the Audit Committee shall pre-approve the selection of the Auditor and recommend such selection to the Fund Board. The Audit Committee is further responsible for review and approval of fees charged by the auditor. The Charter further provides that any non-audit services performed by auditors must be pre-approved by the Audit Committee.

On July 26, 2002, the Audit Committee reviewed and recommended Ernst & Young be retained to complete the fiscal year end audit for the fiscal year ending June 30, 2003. On July 21, 2003, the Audit Committee reviewed and recommended that Ernst & Young be retained to complete the fiscal year end audit for the fiscal year ending June 30, 2004.

INFORMATION CONCERNING COMMITTEES

The Fund currently has an Executive Committee, Nominating and Conflicts Committee, and an Audit Committee.

The Executive Committee is currently comprised of Trustees Warfield, Erickson, and Miller. Under the Bylaws of the Fund, the Executive Committee is empowered to exercise any and all of the powers of the Boards of Trustees in the management of the business and affairs of the Funds. The Executive Committee did not hold any meetings during the last fiscal year.

The five (5) disinterested Trustees (currently Trustees Cole, Erickson, Grace, Miller, and Weldon) of the Fund serve on the Audit and the Nominating and Conflicts Committees of the Fund's Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Board. The Audit Committee was formed by the Board of Trustees on October 29, 2001and met two (2) times during the last fiscal year.

The function of the Nominating and Conflicts Committee is to nominate for election (or appointment) non-interested Trustees of the Fund and to monitor the Fund for conflicts. The Nominating Committee held no meetings during the last fiscal year, and met subsequently on July 21, 2003 and nominated Trustees for election by the shareholders at the annual meeting. At that time, the Committee also nominated Robert Weldon to become a non-interested Trustee of the Fund at the July 21, 2003 Board Meeting.




                       INFORMATION CONCERNING THE MEETING

VOTING RIGHTS


Each share of the Funds is entitled to one vote for each dollar invested and each fractional share is entitled to a proportionate fractional vote per dollar value invested. The vote required to elect Trustees is described in the section on Voting Requirements.


Shares of the Funds represented in person or by proxy, including shares that abstain or do not vote on a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, Officers, and employees of the Funds, by personnel of the Adviser, the Funds' principal distributor, and the Funds' transfer age or by broker-dealer firms.

The  mailing  address of the Funds and the  Adviser is 1705 N.  Towanda  Avenue,
Bloomington,   Illinois   61702.   The  address  of  the   distributor,   Quasar
Distributors, LLC is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

REVOKING PROXIES

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     By filing a written notice of revocation with the Funds' distributor, Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

     By returning a duly executed proxy with a later date before the time of the meeting, or

     If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned policy.

OUTSTANDING SHARES AND QUORUM

As of June 30, 2003, the following number of shares of common stock of each of the Funds were outstanding: COUNTRY Growth Fund: 7,825,493.535 (Class Y) and
123,347.64 (Class A) ; COUNTRY Balanced Fund: 1,388,968.051 (Class Y) and 72,868.941 (Class A); COUNTRY Tax Exempt Bond Fund: 1,663,756.049 (Class Y) and 10,759.963 (Class A); COUNTRY Short-Term Bond Fund: 3,871,773.711 (Class Y) and 87,802.225 (Class A); and COUNTRY Bond Fund: 4,351,265.416 (Class Y) and 102,834.325 (Class A).

Only shareholders of record on August 31, 2003 (record date) are entitled to notice of and to vote at the meeting. Thirty-three and one-third percent (33%) of the shares that are entitled to vote will be considered a quorum for the transaction of business.

VOTING REQUIREMENTS


     1. Election of Trustees: A plurality of the shares of the Funds (as measured by dollar value) present in person or by proxy at the Meeting and entitled to vote.


OTHER BUSINESS

The Funds' Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposal in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting at a later date. If a quorum is present but there are not sufficient votes in favor of the election of nominees, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the election of nominees. Any adjournment will require the affirmative vote of a majority of the Funds' shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the election of nominees, the persons named as proxies will vote those proxies favoring the election of nominees in favor of adjournment, and will vote those proxies against the election of nominees against adjournment.

TELEPHONE AND ELECTRONIC VOTING

In addition to soliciting proxies by mail, by fax or in person, the Funds may arrange to have votes recorded by telephone by Officers and employees of the Funds or by personnel of the Adviser or transfer agent. The telephone and electronic voting procedures are designed to verify a shareholder's identity, to allow a shareholder to authorize the voting shares in accordance with the shareholder's identity, to allow a shareholder to authorize the voting shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

     A shareholder will be called on a recorded line at the telephone number in the Funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

     The shareholder  will then be given an opportunity to authorize  proxies to
     vote  his  or  her  shares  that  the  meeting  in   accordance   with  the
     shareholder's instructions.

     To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.


OWNERSHIP OF SHARES OF THE FUND

To the knowledge of the Funds, as of June 30, 2003, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Trust(1).

-------------------------- ----------------- -----------------------------------
ACCOUNT NAME               NUMBER OF SHARES    PERCENT OF SHARES BENEFICIALLY
                                               OWNED DIRECTLY OR INDIRECTLY ON
                                                        JUNE 30, 2003
-------------------------- ----------------- -----------------------------------
IAATCO                      142,412,370.76                 51.12%
c/o COUNTRY Trust Bank(R)
1705 N. Towanda Ave.
Bloomington, IL 61701
-------------------------- ----------------- -----------------------------------
COUNTRY Trust Company TR     45,474,596.51                 16.32%
1705 N. Towanda Ave.
Bloomington, IL 61701
-------------------------- ----------------- -----------------------------------

     (1) For purposes of voting on the election of Trustees, shareholders of different series and classes of the Trust vote as one class and hold the same voting rights. Accordingly, this chart discloses persons owning of record or beneficially 5% or more of the outstanding shares of the Trust as a whole. It does not disclose those owning 5% or more of individual portfolios or separate classes of individual portfolios of the Trust.


Security Ownership of Management: The Officers and Trustees (and nominee Trustees) of the Fund do not own, as a group, more than one percent of any of the Funds.


100% of the issued and outstanding stock COUNTRY Trust Bank is owned by COUNTRY Life Insurance Company. Approximately 99.99% of the issued and outstanding stock of COUNTRY Life Insurance Company is owned by the Illinois Agricultural Holding Co., and 98.30% of the shares of the latter company are owned by Illinois Agricultural Association of 1701 N. Towanda Avenue, Bloomington, Illinois, an Illinois not-for-profit corporation which was formed to promote agriculture and the mutual interests of its members therein.



                             Respectfully Submitted,

                                            /s/ Paul M. Harmon


                                            Paul M. Harmon
                                            Secretary


August 31, 2003
Bloomington, Illinois



APPENDIX 1

          [COUNTRY LOGO]
           MUTUAL FUNDS
P.O. BOC 9132 HINGHAM, MA 02043-9132




                                   PROXY CARD
                           COUNTRY MUTUAL FUNDS TRUST
                                  consisting of
                               COUNTRY GROWTH FUND
                              COUNTRY BALANCED FUND
                          COUNTRY TAX EXEMPT BOND FUND
                          COUNTRY SHORT-TERM BOND FUND
                                COUNTRY BOND FUND

                                        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                                                OCTOBER 27, 2003

The undersigned holder of shares of beneficial interest of the COUNTRY Mutual Funds Trust and its series, COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, COUNTRY Bond Fund (the "Funds") hereby constitutes and appoints Paul M. Harmon, or in his absence, William J. Hanfland, as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholder of the Funds to be held on Monday, October 27, 2003 at Earl Smith Hall, Illinois Agricultural Association Building, 1701 N. Towanda Avenue, Bloomington, Illinois at 10:30 a.m. central time, and at any and all adjournments thereof, relating to all shares of the Fund(s) held by the undersigned or relating to all shares of the Fund(s) held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                    Please  complete,  sign,  date and return  this proxy in the enclosed envelope as soon as possible.

                                Date:__________________________, 2003
                    ------------------------------------------------------------
                    |                                                          |
                    |                                                          |
                    ------------------------------------------------------------
                    Please sign exactly as your name or names appear above. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.


                    Please fill in one of the boxes as shown using black or blue ink or number 2 pencil. [X]
                    PLEASE DO NOT USE FINE POINT PENS.


SPECIFY YOUR DESIRED ACTION BY CHECK MARKS IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IN NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH ITEM. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSALS REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.


---------------------------------------------------- ---------- ------- -------
VOTE ON TRUSTEES                                      FOR ALL   AGAINST ABSTAIN
                                                     (Except as   ALL
                                                      Marked)*
---------------------------------------------------- ---------- ------- -------
1. To elect all of the nominees listed below to the
   Boards of Trustees (except as marked to the
   contrary below).                                      [ ]        [ ]    [ ]

  (01) Ronald R. Warfield (04) Nancy J. Erickson (07)Roger D. Grace
  (02) Robert L. Phelps   (05) Ailene Miller     (08)Robert Weldon
  (03)  David A. Downs    (06) Charlot R. Cole




---------------------------------------------------- ---------- ------- -------
* Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.


2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.